UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2023

CLANCY CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-213698	30-0944559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 805, West Building 4, Xintiandi Business Center,

Gongshu District, Hangzhou City, Zhejiang Province, China 310000

(Address of Principal Executive Offices) (Zip Code)

+86-189-1098-4577

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01      Changes in Registrant’s Certifying Accountant

On July 24, 2023, Clancy Corp. (the “Company”) engaged RH CPA as its independent registered public accountant (New Auditor”). On July 25, 2023, the Company notified and dismissed Jack Shama (“Former Auditor”) as its independent registered accountant.

Pursuant to applicable rules, the Company makes the following additional disclosures:

(a) The Former Auditor’s report on the consolidated financial statements of the Company as at and for the fiscal years ended July 31, 2021 and July 31, 2022 (i) did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports contained an explanatory paragraph in respect to uncertainty as to the Company’s ability to continue as a going concern and (ii) did not contain any “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except that as set forth in its Form 10-K for the fiscal year ended July 31, 2021 and July 31, 2022, the Company identified material weaknesses in its internal control over financial reporting. The Former Auditor did not issue any reports on the consolidated financial statements of the Company during the period from August 1, 2022 through date of dismissal (July 25, 2023).

(b) During fiscal year ended July 31, 2021 and July 31, 2022 and through July 25, 2023, there were no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the Former Auditor’s satisfaction would have caused it to make reference thereto in connection with the Former Auditor’s reports on the financial statements for such years. During fiscal year ended July 31, 2022 and through July 25, 2023, there were no events of the type described in Item 304(a)(1)(v) of Regulation S-K.

(c) During fiscal year ended July 31, 2021 July 31, 2022 and through July 25, 2023, the Company did not consult with the New Auditor with respect to any matter whatsoever including without limitation with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

On July 25, 2023, the Company provided the Former Auditor with a copy of the foregoing disclosure and requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of the letter from the Former Auditor dated July 26, 2023 is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit 16.1 - Letter from Jack Shama dated July 26, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLANCY CORP.
(Registrant)

/s/ Xiangying Meng
Xiangying Meng
Chief Financial Officer

Date: July 27, 2023